Exhibit 99.3

4th Quarter and Full-Year 2011 Results

Forward-Looking Statements 2 Fourth Quarter 2011 This presentation contains forward-looking statements based on current expectations, including statements regarding our 2012 earnings outlook. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “regulated electricity gross margin” per diluted share of common stock. Regulated electricity gross margin refers to regulated electricity revenues less regulated electricity fuel and purchased power expenses. Regulated electricity gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view regulated electricity gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on-going earnings to our net income attributable to common shareholders are included in this presentation. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Amounts Attributable to Common Shareholders and Non-GAAP Financial Measures 3 Fourth Quarter 2011

CFO Agenda 4th Quarter Results Full-Year 2011 Results Arizona Economic Outlook Liquidity and Financing Activities 4 Fourth Quarter 2011

Per Share Net Income On-Going Earnings Per Share 5 Consolidated EPS Comparisons 4th Quarter 2011 vs. 4th Quarter 2010 Fourth Quarter 2011

Non-GAAP EPS Reconciliation 4th Quarter 2011 vs. 4th Quarter 2010 6 Fourth Quarter 2011 4th Qtr 4th Qtr 2011 2010 Change EPS as reported 0.11 0.07 0.04 Less adjustments: Discontinued energy services business - (0.02) 0.02 On-going EPS 0.11 0.05 0.06 $ $ $ $ $ $

Higher regulated electricity gross margin* $0.05 Other, net $0.01 Lower O&M* $0.06 Net Increase $0.06 = * Excludes costs, and offsetting operating revenues, associated with renewable energy and energy efficiency programs. See non-GAAP reconciliation for regulated electricity gross margin in appendix. On-Going EPS Variances 4th Quarter 2011 vs. 4th Quarter 2010 Prior-year favorable tax matter resolution $(0.06) 7 Fourth Quarter 2011

Regulated Electricity Gross Margin Drivers 4th Quarter 2011 vs. 4th Quarter 2010 Net Increase $0.05 = See non-GAAP reconciliation in appendix. Lower hedge mark-to-market $(0.02) Retail transmission charge increase $0.03 8 Line extension revenues $0.02 Fourth Quarter 2011 Other, net $0.02

Consolidated EPS Comparisons Full-Year 2011 vs. Full-Year 2010 Per Share Net Income On-Going Earnings* Per Share *See non-GAAP reconciliation in appendix. **Reflects 2011 reclassification of APS Energy Services as discontinued operations. ***Guidance near top of range. 9 Fourth Quarter 2011 Guidance

Arizona Economic Indicators Employment & Consumer Spending Month-To-Month Change Non-Farm Job Growth Consumer Spending 10 Fourth Quarter 2011 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘05 ‘06 ‘08 ‘09 ‘10 ‘11 Year-Over-Year Change ‘07

CEO Discussion Agenda Arizona Regulatory Developments Renewables and Generation Investments Utility Operations Update Looking Ahead 11 Fourth Quarter 2011

Appendix Fourth Quarter 2011

2012 On-Going Earnings Key Drivers 13 Fourth Quarter 2011 Retail customer growth about 1% Weather-normalized retail electricity sales volume growth slightly negative taking into account effects of Company’s energy efficiency initiatives Weather 2009 regulatory settlement provisions, until 2012 retail rate decision goes into effect Pension and OPEB deferrals Line extensions as revenues Palo Verde depreciation reduction due to license extension 2012 retail rate settlement proposed to become effective July 1, 2012 Retail base rate changes Adjustment mechanism modifications Potential property tax deferrals Transmission rate increases AZ Sun Program Company-wide operating and capital cost management Interest rates

2012 Proposed Retail Rate Case Settlement Key Benefits from Investor Perspective Provides financial support APS needs to achieve Arizona’s energy goals Encourages progress toward sustainable energy future Supports renewable energy and energy efficiency Continues constructive regulatory framework established in 2009 regulatory settlement Demonstrates collaboration and cooperation among APS and numerous stakeholders Allows decision approximately one year after filing Provides no base rate change for customers and promotes rate gradualism The proposed settlement contains a number of benefits for customers and shareholders. 14 Fourth Quarter 2011

2012 Proposed Retail Rate Case Settlement Key Financial Proposals – Base Rate Changes The proposed net base rate change would be zero, when implemented – an important benefit to customers. 15 Fourth Quarter 2011 Annualized Base Rate Revenue Changes ($ millions) Non-fuel base rate increase $ 116.3 Fuel-related base rate decrease (153.1) Revenues related to AZ Sun and other solar projects to be transferred from Renewable Energy Surcharge to base rates 36.8 Net base rate change $ -0-

# 2012 Proposed Retail Rate Case Settlement
## Key Proposals – Other than Base Rates

PINNACLE WEST
CAPITAL CORPORATION

***Other key proposals provide customers rate stability while continuing constructive regulatory treatment and limiting regulatory lag.***

- **Post test-year plant additions – 15 months' additions included in rate base**
- **Constructive new or modified adjustment mechanisms**
  - Lost Fixed Cost Recovery (LFCR) rate mechanism to address ratemaking effects of energy efficiency and distributed renewable energy
  - Power Supply Adjustor (PSA) – 100% pass-through
  - Transmission Cost Adjustor (TCA) – streamlined for future rate changes
  - Environmental Improvement Surcharge (EIS) – recovery of certain carrying costs for government-mandated environmental capital expenditures
- **Four Corners transaction – procedure to allow APS to request related rate adjustments, if transaction consummated**
- **Property tax expense deferrals for future tax rate changes**
- **Current PSA credit on customer bills to continue until February 1, 2013, rather than reset when base rate changes become effective July 1, 2012**
- **Next general rate case may be filed on or after May 31, 2015 for rates to become effective on or after July 1, 2016 (4-year stay-out)**

*Fourth Quarter 2011*

16

Updated rate base, cost of capital and fuel prices underpin the proposed settlement amounts. 17 Fourth Quarter 2011 2012 Proposed Retail Rate Case Settlement Key Financial Assumptions Rate base $5.7 billion Allowed return on equity 10% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.21¢ Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 adjusted for post-test year plant additions

2012 Proposed Retail Rate Case Settlement Procedural Schedule Key Dates The provisions of the settlement are targeted to become effective July 1, 2012, as originally requested by APS. 18 Fourth Quarter 2011 Settlement agreement filed January 6 Hearing conducted January 26 – February 3 Post-hearing briefs due February 29 and March 14 Decision requested to become effective July 1

APS AZ Sun Program Up to 200 MW utility-scale photovoltaic solar plants to be owned by APS In service 2011 through 2015 Constructive rate recovery through RES until included in base rates Commitments to date: 83 MW with $375 million estimated capital investment Project summary 50 MW in commercial operation to date Planning and procurement under way for additional projects Name Net Capacity Actual or Target Operation Date Paloma 17 MW Sept. 2011 Cotton Center 17 MW Oct. 2011 Hyder Phase 1 11 MW Oct. 2011 Hyder Phase 2 5 MW Feb. 2012 Chino Valley 19 MW 4Q 2012 Luke Air Force Base 14 MW 2013 19 Fourth Quarter 2011

Four Corners Power Plant Proposed Plan Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million Acquisition target date: late 2012 Estimated environmental compliance investment: $300 million Finance with mix of debt and equity Arizona, California and other regulatory approvals required Favorable California preliminary decision Economic, environmental and social benefits 20 Fourth Quarter 2011

Gross Margin Effects of Weather Variances Versus Normal* 2010 Pretax Millions 2011 *All periods recalculated to conform to current presentation. 21 Fourth Quarter 2011

Quarterly Mark-to-Market on Hedge Contracts* Pretax Millions * Related to APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2009 2010 2011 22 Fourth Quarter 2011

Renewable Energy, Demand-Side Management and Similar Regulatory Expenses* * O&M expenses related to Renewable Energy Standard and similar regulatory programs are offset by comparable revenue amounts. Pretax Millions 2009 2010 2011 23 Fourth Quarter 2011

Non-GAAP Measure Reconciliation Regulated Electricity Gross Margin 24 Fourth Quarter 2011 $ 0.05 $ 399 $ 408 margin - adjusted $ millions, pretax, except per share amounts 2011 2010 Three Months Ended December 31, EPS Change Regulated electricity revenue* 667$ 654$ Regulated electricity fuel and purchased power expenses* (216) (226) Regulated electricity gross margin 451 428 0.13 $ Less: RES, DSM and similar regulatory surcharge revenue** (43) (29) (0.08) Re ulated electricit ross * Line items from Consolidated Statements of Income. **RES, Renewable Energy Standard; DSM, Demand-Side Management.

Non-GAAP EPS Reconciliation Full Year 2011 Versus Full Year 2010 Fourth Quarter 2011 25 Year Ended December 31, 2011 2010 Change EPS as reported 3.09 3.27 (0.18) Less adjustments: Discontinued real estate operations 0.01 0.05 (0.04) Discontinued energy services business (0.11) (0.29) 0.18 On-going EPS 2.99 3.03 (0.04) $ $ $ $ $ $